Exhibit 99.1

Angel Studios to Become a Publicly Traded Company via Business Combination with Southport Acquisition Corporation

Mission-Driven Differentiated Media Company Will Continue to Be Led by Co-Founder, Neal Harmon

Attractive Angel Guild Community Has Membership Based Recurring Revenue Model

Angel Studios Revenues of $45.0 Million for the Six Months Ended June 30, 2024, Up from $39.0 Million for the Six Months Ended 2023

Transaction With No Minimum Cash Condition, Closing Expected to be Completed in the First Half of 2025, Seeks to Support Company’s Continued Bitcoin Treasury Strategy

Provo, UT, & Del Mar, CA. (September 11, 2024)—Angel Studios—the studio empowering everyday fans to greenlight development and distribution of movies and TV shows—today announced it has entered into a definitive agreement to become a publicly listed company through a business combination with Southport Acquisition Corporation (OTC: PORT) (“Southport”), a special purpose acquisition company. Upon the closing of the transaction, the combined company’s Class A common stock is expected to be listed on the NYSE or Nasdaq under the ticker symbol “AGSD”.

Angel Studios is led by co-founder and CEO Neal Harmon, who will continue to lead the combined company following the closing of the transaction.

In March 2023, Angel Studios released its first theatrical film, HIS ONLY SON, grossing approximately $13.5 million in the box office. Angel Studio’s following film, SOUND OF FREEDOM, grossed approximately $250.0 million in the box office and became one of the top 10 grossing films in the United States that year.

Audiences Crave Stories that Resonate

The problem that Angel Studios seeks to address is that a limited number of Hollywood studio decision-makers determine which films and television shows are made, and four out of five box office releases fail1. Additionally, for every hit TV show, there are a hundred misses2.

Angel Studios’ solution to this problem is to spread that decision-making power to the Angel Guild. This growing membership—rather than Hollywood executives—watch and select winning films and shows prior to release.

1 NPR.org planet money podcast, May 14, 2010

2 Bloomberg.com Newsletter by Lucas Shaw, Nov 5, 2023

The Angel Guild has a strong track record of selecting winning content, with an average Rotten Tomatoes® wide release audience score of 95%, surpassing every other major distributor, including Paramount (84%), Disney (79%), HBO (75%), A24 (73%), and Netflix (61%)3.

Angel Guild members are the “secret sauce” behind the discovery of global hits like SOUND OF FREEDOM, HIS ONLY SON, CABRINI, Tuttle Twins, Dry Bar Comedy, and other hit movies and television shows. Angel Studios was one of the top 10 studios in the US domestic box office in 2023, surging past Amazon’s MGM and A244.

Angel Studios Overview

Angel Studios is a values-based distribution company for stories that amplify light to mainstream audiences. Through the Angel Guild, 375,000 members choose which film and television projects the studio will market and distribute. 104,000 Angel Guild members in 155 countries have invested nearly $80.0 million in projects distributed by the studio to date.

Defining & Determining Light

To determine whether or not a film or television show should be released, Angel Studios screens a short promotional version, or if available a full-length feature or episode, to a sample of members of the Angel Guild who vote on whether the project “amplifies light.”

The Angel Guild

The Angel Guild is a community of interested individuals who have invested in previous Angel Studios films or television shows, and individuals who pay a monthly or annual fee to Angel Studios to be a member of the Angel Guild. Upon watching a Torch, which is a concept video preview, Angel Guild members are asked for their feedback as to whether or not the Torch “amplifies light,” and their feedback is used to determine whether Angel Studios will move forward with production and/or distribution of the film or television show.

Angel Studios primarily generates revenue from these sources:

●	Angel Guild revenue comes from monthly or annual membership fees. Currently there are two possible tiers for membership, Basic and Premium. Both memberships allow voting for every Angel Studios release, give early access for streaming, and help fund Angel Studios original films, increasing new content releases. The primary difference between the two memberships is that Premium includes two complimentary tickets to every Angel Studios theatrical release and a discount for all merchandise.

3 Average Rotten Tomatoes Popcornmeter for wide releases by Studio for 2023/2024

4 The Numbers, https://www.the-numbers.com/market/2023/distributors

●	Theatrical Distribution revenue comes from releasing Angel Studios original films with Angel Studios’ exhibitor partners. Every time a moviegoer purchases a ticket from the partner theaters, Angel Studios receives a percentage of the box office revenue. For most international theaters, the percentage of box office revenue is first paid to a distributor who then pays Angel Studios.

●	Content Licensing from licensing Angel Studios’ films and television shows to other distributors such as Amazon, Apple, and Netflix. Angel Studios’ future plans include licensing the rights to its films and television shows for other experiences such as derivative shows, video games, theme parks and broadway-style plays.

●	Merchandise revenue is generated from sales of merchandise related to Angel Studios films and series, as well as physical DVD sales. Angel Studios also offers direct online store for Angel Studios themed products, and wholesale products to retail partners.

Bitcoin Treasury Strategy: Seeking to Empower the Angel Guild for Generations

●	Angel Studios has held 125 Bitcoin on the balance sheet since 2021 as a rainy day fund.

●	Angel Studios plans on continuing to acquire and hold Bitcoin as a strategic treasury asset, and adjunct to its core film and television production and distribution business.

●	The continued implementation of this Bitcoin reserve is intended to support Angel Studios’ mission-driven approach.

●	Angel Studios Bitcoin Treasury is a for-profit “endowment for the arts” based on the Bitcoin standard that seeks to build a financial foundation to fund the world’s best filmmakers to produce stories that amplify light for generations to come.

●	The Company is pleased to report that they have an agreement in principle with Off the Chain Capital, a leading Bitcoin asset management firm, for an investment of approximately $10 million to help back the Angel Studios treasury strategy. The pricing and certain other material terms of their investment remain subject to ongoing discussion.

Transaction Overview

The transaction values the combined company at a $1.6 billion pro forma enterprise value. Existing Angel Studios stockholders will roll 100% of their equity in Angel Studios into the combined company.

The transaction will be effected through a merger of Angel Studios with a wholly owned subsidiary of Southport, with the surviving company becoming a wholly owned subsidiary of Southport. At closing of the transaction, Southport will change its name to Angel Studios, and its stock ticker to “AGSD.”

The boards of directors of Angel Studios and Southport have approved the transaction, the consummation of which is subject to customary closing conditions, including the filing and effectiveness of an S-4 registration statement with the Securities and Exchange Commission (the “SEC”), approval by Angel Studios’ and Southport’s stockholders, and regulatory approvals. The transaction is not subject to a minimum cash condition. The transaction is expected to close in the first half of 2025.

Additional information, including a copy of the agreement and plan of merger and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Southport and Angel Studios, respectively, with the SEC and will be available at the SEC’s website at www.sec.gov/.

Advisors

Oppenheimer & Co. is serving as financial and capital markets advisor to Southport. Mayer Brown LLP is acting as legal advisor to Angel Studios.

About Angel Studios, Inc.

Angel Studios is a community-driven, non-traditional, movie studio that seeks to empower audiences to decide which stories get produced and distributed, while creating communities around each project. Angel Studios was founded in 2013 by CEO Neal Harmon alongside his brothers Daniel, Jeffrey, and Jordan, who, as fathers of young children, were searching for high-quality films and TV shows that “amplify light.”

About Southport Acquisition Corporation

Southport Acquisition Corporation (OTC: PORT) is a blank check company formed in Delaware on April 13, 2021. Southport was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. Southport is led by Chairman Jared Stone and Chief Executive Officer Jeb Spencer.

About Off the Chain Capital

Off the Chain Capital is the general partner and manager of Off the Chain, LP. The Firm utilizes a value approach to invest in digital assets and equity in blockchain companies with a goal of acquiring at a discount to their intrinsic value. This strategy is designed to provide downside protection without sacrificing upside, making it an option for family offices, endowments, foundations, and first-time investors in blockchain assets.

Additional Information and Where to Find It

In connection with the proposed transaction, Southport intends to file a registration statement on Form S-4 (as it may be amended, the “Registration Statement”) with the SEC, which will include a preliminary prospectus and proxy statement of Southport and Angel Studios, referred to as a joint proxy statement/prospectus. Such documents are not currently available. When available, a final joint proxy statement/prospectus will be sent to all Southport and Angel Studios stockholders. Southport and Angel Studios will also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement, the joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Southport and Angel Studios (when available) through the website maintained by the SEC at http://www.sec.gov. The documents filed by Southport with the SEC also may be obtained free of charge upon written request to 8 Bolling Place, Greenwich, CT 06830. The documents filed by Angel Studios with the SEC also may be obtained free of charge on Angel Studios’ website at https://www.angel.com/legal/sec-filings or upon written request to 295 W Center Street, Provo, UT 84601.

Participants in Solicitation

Southport, Angel Studios and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Southport, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Southport’s Annual Report on Form 10-K for its fiscal year ended December 31, 2023, which was filed with the SEC on April 1, 2024, under the headings “Directors, Executive Officers and Corporate Governance,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence.” To the extent holdings of Southport common stock by the directors and executive officers of Southport have changed from the amounts of Southport common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Angel Studios, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Angel Studios’ amended Form 10, which was filed with the SEC on May 13, 2024, under the headings “Security Ownership of Certain Beneficial Owners and Management,” “Directors and Executive Officers,” “Executive Compensation,” and “Certain Relationships and Related Transactions, and Director Independence.” To the extent holdings of Angel Studios common stock by the directors and executive officers of Angel Studios have changed from the amounts of Angel Studios common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the joint proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Southport or Angel Studios using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Angel Studios and Southport. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of the combined company’s securities, (ii) the risk that the proposed transaction may not be completed by Southport’s business combination deadline and the potential failure to obtain an extension of the business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Southport and Angel Studios, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the transaction on Angel Studios’ business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of Angel Studios or diverts management’s attention from Angel Studios’ ongoing business operations and potential difficulties in Angel Studios employee retention as a result of the announcement and consummation of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Angel Studios or against Southport related to the merger agreement or the proposed transaction, (ix) the ability to list the combined company’s securities on a national securities exchange in connection with the transaction, (x) the price of Southport’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Southport plans to operate or Angel Studios operates, variations in operating performance across competitors, changes in laws and regulations affecting Southport’s or Angel Studios’ business, and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, (xiii) the evolution of the markets in which Angel Studios competes, (xiv) the costs related to the proposed transaction, (xv) Angel Studios’ expectations regarding its market opportunities, (xvi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict and the war in the Middle East, and (xvii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Angel Studios operates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Southport’s and Angel Studios’ annual reports on Form 10-K and Form 10, respectively, and quarterly reports on Form 10-Q, the Registration Statement on Form S-4 when available, including those under “Risk Factors” therein, and other documents filed by Southport and Angel Studios from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Angel Studios and Southport assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Angel Studios nor Southport gives any assurance that either Angel Studios or Southport, or the combined company, will achieve its expectations.

Investor Relations Contact:

Shannon Devine

MZ Group North America

Angel@mzgroup.us